SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




          Date of Report (Date of earliest event reported): May 14, 2001
                                                           (May 11, 2001)


                            FRANKLIN RESOURCES, INC.
             (Exact name of registrant as specified in its charter)


         .... DELAWARE..................1-9318...............13-2670991...
         (State or other jurisdiction  (Commission        (IRS Employer
                     of incorporation)  File Number)       Identification No.)



        777 MARINERS ISLAND BLVD., SAN MATEO, CALIFORNIA........ 94404...
        (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code. (650) 312-3000


                 ----------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.      Other Events

Registrant is filing this Form 8-K in order to file a press release issued by Registrant on May 11, 2001. By this filing, Registrant is not establishing the practice of filing all press releases in the future and may discontinue such filings at any time.

Item 7.      Financial Statements and Exhibits

(c) Exhibits

Exhibit 99 - Press Release issued on May 11, 2001 by Registrant


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FRANKLIN RESOURCES, INC.
                                  (Registrant)


Date: May 14, 2001                 /s/ Leslie  M. Kratter
                                  --------------------------
                                  LESLIE M. KRATTER
                                  Senior Vice President


                                    Exhibits

Exhibit 99                   Press Release issued on May 11, 2001 by Registrant